INVENTORIES (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
INVENTORIES
Products available for sale	$ 112,235	$ 179,905
Goods in transit	7,589	7,763
Raw materials	1,506	828
Work-in-progress	31	86
Total	$ 121,361	$ 188,582